UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2014

LANGUAGE ARTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54877	46-2681687
(Commission File Number)	(I.R.S. Employer Identification No.)

1075 Peachtree Street NE, Suite 3650, Atlanta, Georgia 30309

(Address of Principal Executive Offices, Zip Code)

409-965-3761

(Registrant's Telephone Number, Including Area Code)

P.O. Box El Dorado

0819-11689

Panama, Republic de Panama

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On July 23, 2014, Everett Dickson consummated the purchase of 6,000,000 shares of common stock of Language Arts Corp. (the "Company") from Maria del Pilar Jaen. The shares represent 63% of the issued and outstanding shares of the Company on a fully diluted basis. The transaction was in accordance with the terms and provisions of the stock purchase agreement entered into on June 25, 2014, and was previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 2, 2014. The purchase price for the shares of $30,000 is payable by Mr. Dickson to Ms. Jean on January 23, 2015.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 23, 2014, in connection with the closing of the purchase agreement described above, Ms. Jaen resigned as the sole officer and director of the Company and Mr. Dickson was appointed President, Chief Executive Officer, Chief Financial Officer and sole director of the Company.

Since 2012, Everett Dickson, age 50, has been President of Flasr, Inc., a company which produces and sells a smokeless tobacco accessory in the form of a portable spittoon. From 2009 to 2012, Mr. Dickson was President of Evergreen Biofuels LLC, a company which produces and sells biodiesel to retail distributors.

Except as described herein, there are no related party transactions involving Mr. Dickson that would require disclosure pursuant to Regulation S-K Item 404(a).

There are no arrangements or understandings between Mr. Dickson and any other persons pursuant to which he was selected as an officer or director of the Company.

Currently, and for the past ten years, Mr. Dickinson has not been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANGUAGE ARTS CORP.

Date: July 24, 2014	By	/s/ Everett Dickson
	Name:	Everett Dickson
	Title:	President, Chief Executive Officer,
Chief Financial Officer and Secretary